DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
                      DREYFUS STRATEGIC MUNICIPALS, INC.
                    ---------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    ---------------------------------------

To the Stockholders:


    The Annual Meeting of Stockholders of each of Dreyfus Strategic Municipal Bond Fund, Inc. and Dreyfus Strategic Municipals, Inc. (each, a "Fund" and, collectively, the "Funds" ) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, May 16, 2003 at 10:00 a.m., for the following purposes:


    1. To elect Directors to serve for a three-year term and until their successors are duly elected and qualified.


    2. To approve a change to the fundamental investment policies and investment restrictions of the Funds to permit the Funds to engage in swap transactions.


    3. To approve a change to the fundamental investment policies and investment restrictions of the Funds to expand the Funds' ability to invest in other investment companies.

    4. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    Stockholders of record at the close of business on March 14, 2003 will be entitled to receive notice of and to vote at the meeting.

                                               By Order of the Board


                                               John Hammalian

                                               Secretary

New York, New York

April 15, 2003



                            WE NEED YOUR PROXY VOTE

  A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

(Page)
                  DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

                      DREYFUS STRATEGIC MUNICIPALS, INC.

                           COMBINED PROXY STATEMENT
                   ------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON FRIDAY, MAY 16, 2003

    This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of Dreyfus Strategic Municipal Bond Fund, Inc. (" DSMB" ) and Dreyfus Strategic Municipals, Inc. ("DSM") (each, a "Fund" and, collectively, the "Funds") to be used at the Annual Meeting of Stockholders of each Fund to be held on Friday, May 16, 2003 at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on March 14, 2003 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. If a proposal is approved by stockholders of one Fund and not approved by stockholders of the other Fund, the proposal will be implemented only for the Fund that approved the proposal.
Therefore, it is essential that stockholders who own shares in both Funds complete, date, sign and return each proxy card they receive. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by a proxy given later. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. As of March 14, 2003, the Funds had outstanding the following number of shares:


                                                     COMMON STOCK                      AUCTION PREFERRED STOCK
              NAME OF FUND                            OUTSTANDING                            OUTSTANDING

                 DSMB                               48,031,336                                7,440
                 DSM                                59,624,343                               11,400

    It is estimated that proxy materials will be mailed to stockholders of record on or about April 15, 2003. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR BY CALLING TOLL-FREE 1-800-334-6899.

A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. Each Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the "Common Stock"), and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the "APS"). The APS is further divided into Series A, Series B and Series C for DSMB and Series M, Series T, Series W, Series TH and Series F for DSM. Currently, no proposal is expected to be presented at the meeting that would require separate voting for each Series of APS.


                      PROPOSAL 1:  ELECTION OF DIRECTORS

    Each Fund' s Board of Directors is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of the individuals listed below (the "Nominees") as Directors of the indicated class of such Fund, to serve for three-year terms and until their respective successors are duly elected and qualified. With respect to DSMB, Joseph S. DiMartino, William Hodding Carter, III and Richard C. Leone are nominated to be elected as Class I Directors to serve for a three-year term. With respect to DSM, David W. Burke, Hans C. Mautner and John E. Zuccotti are nominated to be elected as Class III Directors to serve for a three-year term. Messrs. DiMartino, Carter, and Leone also are continuing Class I Directors of DSM and Messrs. Burke, Mautner and Zuccotti also are continuing Class III Directors of DSMB. Each Nominee also currently serves as a Director of the Fund for which their election is proposed. Each Nominee has consented to being named in this proxy statement and has agreed to continue to serve as a Director of the indicated Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund's Continuing Directors, information on each Nominee's and Continuing Director's ownership of Fund shares and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to both Funds.

    Under the terms of each Fund' s Charter, holders of the APS voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two Directors. Mr. Zuccotti currently is a Nominee for election by holders of DSM's APS as a Class III Director. DSMB's APS holders elected Mr. Zuccotti in 2002 as a Class III Director whose term expires in 2005. Robin A. Pringle is the other Director designated for holders of APS. Ms. Pringle was elected by APS holders of DSMB in 2001 as a Class II Director whose term expires in 2004, and by APS holders of DSM in 2002 as a Class II Director whose term expires in 2005

Voting with regard to the election of Directors will be as follows: for DSM, holders of Common Stock and APS will vote together as a single class with respect to the election of Messrs. Burke and Mautner as Class III Directors; and for DSMB, holders of Common Stock and APS will vote together as a single class with respect to the election of each Class I Director. APS holders of DSM will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Mr. Zuccotti as a Class III Director to represent the APS of DSM.

    The persons named as proxies on the accompanying proxy card(s) intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

    None of the Nominees or Continuing Directors are "interested persons" of either Fund, as defined in the Investment Company Act of 1940, as amended (the " 1940 Act" ). As independent directors of investment companies, they play a critical role in overseeing fund operations and policing potential conflicts of interest between the fund and its investment adviser and other service providers. The following tables present information about the Nominees including their principal occupations and other board memberships and affiliations. The address of each Nominee is 200 Park Avenue, New York, New York 10166.


                                       2
(Page 2)
       DSMB -- NOMINEES FOR CLASS I DIRECTOR WITH TERM EXPIRING IN 2006



NAME (AGE) OF NOMINEE              PRINCIPAL OCCUPATION              OTHER BOARD MEMBERSHIPS
POSITION WITH FUND (SINCE)         DURING PAST 5 YEARS               AND AFFILIATIONS

JOSEPH S. DIMARTINO  (59)          Corporate Director and Trustee    The Muscular Dystrophy
CHAIRMAN OF THE BOARD AND                                            Association, DIRECTOR
CLASS I DIRECTOR OF DSMB  (1995)                                     Levcor International, Inc.,
                                                                     an apparel fabric processor,
                                                                     DIRECTOR
                                                                     Century Business Services,
                                                                     Inc., a provider of outsourcing
                                                                     functions for small and medium
                                                                     size companies, DIRECTOR
                                                                     The Newark Group, a
                                                                     provider of a national market
                                                                     of paper recovery facilities,
                                                                     paperboard mills and paperboard
                                                                     converting plants, DIRECTOR

WILLIAM HODDING CARTER, III  (67) President and Chief Executive      --
CLASS I DIRECTOR OF DSMB  (1989)  Officer of John S. and James L.
                                  Knight Foundation
                                  President and Chairman (from 1985
                                  to 1998) of MainStreet TV
                                  Knight Professor in Journalism
                                  (from 1985 to1998) at the University
                                  of Maryland

RICHARD C. LEONE  (62)            President of The Century Found-    --
CLASS I DIRECTOR OF DSMB (1989)   ation (formerly, The Twentieth Century
                                  Fund, Inc.), a tax exempt research
                                  foundation engaged in the study of
                                  economic, foreign policy and domestic issues

                                      --

       DSM -- NOMINEES FOR CLASS III DIRECTOR WITH TERM EXPIRING IN 2006


NAME (AGE), OF NOMINEE            PRINCIPAL OCCUPATION                OTHER BOARD MEMBERSHIPS
POSITION WITH FUND (SINCE)        DURING PAST 5 YEARS                 AND AFFILIATIONS

DAVID W. BURKE  (66)              Corporate Director and Trustee      John F. Kennedy Library
CLASS III DIRECTOR                                                    Foundation, DIRECTOR
OF DSM  (1994)                                                        U.S.S. Constitution
                                                                      Museum, DIRECTOR

                                       3

(PAGE 3)


 DSM -- NOMINEES FOR CLASS III DIRECTOR WITH TERM EXPIRING IN 2006 (CONTINUED)


NAME (AGE) OF NOMINEE             PRINCIPAL OCCUPATION               OTHER BOARD MEMBERSHIPS
POSITION WITH FUND (SINCE)        DURING PAST 5 YEARS                AND AFFILIATIONS

HANS C. MAUTNER  (65)             Vice Chairman and a Director       --
CLASS III DIRECTOR OF             of Simon Property Group,
DSM  (1989)                       a real estate investment company
                                  (1998 - present)
                                  Chairman of Simon Global Limited
                                  (1998 - present)
                                  Chairman, Chief Executive Officer
                                  and a Trustee of Corporate Property
                                  Investors,which merged into Simon
                                  Property Group in 1998 (1997 - 1998)

JOHN E. ZUCCOTTI  (65)            Chairman of Brookfield Financial     --
CLASS III DIRECTOR OF DSM         Properties, Inc.
(1989)
APS DESIGNEE FOR DSM (2000)




    Each Fund has standing audit, nominating and compensation committees, each comprised of its Directors who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is to oversee the Fund' s financial and reporting policies and certain internal control matters. A copy of each Fund' s Audit Committee Charter, which describes the audit committee' s purposes, duties and powers, is attached as Exhibit B to this proxy statement. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund' s Board. The nominating committee does not normally consider nominees recommended by shareholders. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. Each Fund also has a standing pricing committee, comprised of any one Director. The function of the pricing committee is to assist in valuing the Fund's investments. Each Fund' s audit committee met five times during the Fund's last fiscal year. Each Fund' s pricing, nominating and compensation committees did not meet during the Fund's last fiscal year.

    Each Fund Director also serves as a director of other funds in the Dreyfus fund complex. Effective January 27, 2003, each Fund typically pays its Directors its allocated portion of an annual retainer of $30,000 and a fee of $4,000 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for each Fund and 7 other funds (comprised of 11 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board of each Fund, Joseph S. DiMartino, receives an additional 25% in annual retainer and per meeting fees. Emeritus Directors, if any, are entitled to receive an annual retainer and per meeting attended fee of one-half the amount paid to them as Board members. The Funds had no Emeritus Directors as of the date  of  this  proxy  statement. The Funds do not pay any other remuneration to
their   officers   or   Directors  and  neither  Fund  has  a  bonus,  pension,
profit-sharing or retirement plan.

    The aggregate amount of compensation paid to each Nominee by DSMB for its fiscal year ended November 30, 2002, and by DSM for its fiscal year ended September 30, 2002, and the aggregate amount of compensation paid to each such Nominee by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Nominee's total compensation) for the year ended December 31, 2002, was as follows:


                                       4
(Page 4)

                                                                                                  TOTAL COMPENSATION
                                                             AGGREGATE                            FROM EACH FUND AND
      NAME OF                                               COMPENSATION                              FUND COMPLEX
  NOMINEE AND FUND                                         FROM EACH FUND*                         PAID TO NOMINEE (**)

William Hodding Carter, III                                                                              $37,250 (7)

       DSMB                                                    $4,500

       DSM                                                     $6,000

Joseph S. DiMartino                                                                                   $815,938 (191)

       DSMB                                                    $6,250

       DSM                                                     $8,750

Richard C. Leone                                                                                         $40,750 (7)

       DSMB                                                    $5,000

       DSM                                                     $7,000

David W. Burke                                                                                         $258,250 (60)

       DSMB                                                    $5,000

       DSM                                                     $7,000

Hans C. Mautner                                                                                          $34,750 (7)

       DSMB                                                    $4,000

       DSM                                                     $5,500

John E. Zuccotti                                                                                         $33,000 (7)

       DSMB                                                    $4,000

       DSM                                                     $6,000

------------------------------------

 *Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,701 for DSM and $2,338 for DSMB for all Directors as a group.

**Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Nominee serves as a Board member.


    For each Fund's most recent fiscal year, the number of Board meetings held and aggregate amount of compensation paid to each Continuing Director who is not a Nominee by the Fund and by all funds in the Dreyfus Family of Funds for which such person is a Board member are set forth on Exhibit A. Certain other information concerning each Fund's Directors and officers also is set forth on Exhibit A.

REQUIRED VOTE

    The election of a Nominee for each Fund requires the affirmative vote of a plurality of votes cast at the Fund's meeting for the election of Directors.


        PROSPOSAL 2: TO PERMIT THE FUNDS TO ENGAGE IN SWAP TRANSACTIONS


    Each Fund seeks to achieve its investment goal by investing at least 80% of its assets (except when maintaining a temporary defensive position) in municipal bonds that provide income exempt from federal income taxes ("Municipal Bonds"). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the Fund's assets) or for temporary defensive purposes, each Fund may invest in taxable short-term instruments ("Taxable Investments" ). As a fundamental policy, each Fund may invest only in Municipal Bonds and Taxable Investments as described in the Fund's prospectus. Each Fund is permitted to engage in futures and options transactions to the extent described in its prospectus.


    Management believes that in a rapidly changing market it is important for each Fund to have greater flexibility in the types of investment techniques in which the Fund is permitted to engage. Accordingly, this proposal seeks approval to expand the Funds' investment techniques to permit the Funds to engage in swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors (collectively, "swap transactions"), which are forms of derivatives. By expanding the universe of investment techniques in which the Funds may engage specifically to include swap transactions, management

                                        5

will be given the opportunity to adjust the Funds' portfolio from time to time to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Fund had invested directly in the securities that yielded the desired return. Morever, having the ability to engage in swap transactions would provide a Fund with an additional means to manage interest rate risk. MANAGEMENT INTENDS TO USE SWAP TRANSACTIONS TO MITIGATE RISK, MANAGE DURATION AND REDUCE PORTFOLIO TURNOVER. MANAGEMENT DOES NOT INTEND TO INCREASE EITHER FUND'S RISK PROFILE BY USING THESE DERIVATIVES.

    To enable each Fund to broaden its permissible investment techniques as described above, the Fund' s Board approved eliminating the restrictive fundamental policy and investment restriction of the Fund and directed that this Proposal be submitted to stockholders for their approval. The recommended change also will provide flexibility to respond to future legal, regulatory, market or
technical    changes.


    Specifically, this Proposal involves eliminating the restriction limiting a Fund's investments to Municipal Bonds and Taxable Investments, making conforming changes to certain other restrictions, and changing the Fund's investment techniques to permit the Funds to engage in swap transactions. This Proposal does NOT involve any change to a Fund's investment objective, the requirement that, as a fundamental policy, the Fund invest at least 80% of its assets in Municipal Bonds or the limitations on purchasing Taxable Investments. Swap transactions will be subject to the Fund's limits on investments in Taxable Investments.

    If approved by the relevant Fund' s stockholders, the Fund would be permitted, but not required, to enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties generally are calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate). Under the commonest form of interest rate swap, a series of payments calculated by applying a fixed rate of interest to a notional principal amount is exchanged for a stream of payments similarly calculated but using a floating rate of interest. This is a fixed-for-floating interest rate swap. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indices. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to changes in long- or short-term interest rates. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap" ; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The use of these types of derivatives involves risks different from or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the Fund' s other investments. A small investment in derivatives could have a potentially large impact on the Fund' s performance. Accordingly, it is anticipated that a Fund would enter into swap transactions only when Dreyfus believes it would be in the best interests of the Fund' s stockholders to do so.For a more detailed discussion of these investment techniques and their related risks, see Exhibit B to this proxy statement.

    Each Fund' s Board has determined to recommend that the Fund's current investment restriction which prohibits the Fund from purchasing securities other than Municipal Bonds and Taxable Investments, as set forth below, be deleted

    ["  Purchase   securities  other  than  municipal  obligations  and  Taxable
Investments or as provided in Investment Restriction (No. 6 with respect to DSM; Nos. 7 and 12 with respect to DSMB) or otherwise in the Fund's Prospectus."]

                                     * * *


VOTE REQUIRED AND THE BOARD'S RECOMMENDATION

    With respect to each Fund, approval of this Proposal requires the affirmative vote of (a) 67% of the Fund's outstanding voting securities present at the meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities, whichever is less.

                                       6
(Page 6)


 THE BOARD OF EACH FUND RECOMMENDS THAT STOCKHOLDERS VOTE  "FOR" THE FOREGOING
                                   PROPOSAL.

PROPOSAL  3:   TO  EXPAND  THE  FUNDS'  ABILITY  TO  INVEST  IN OTHER INVESTMENT
COMPANIES

    Most of the funds in the Dreyfus Family of Funds, including the Funds, have the ability to invest in securities issued by other investment companies. The Funds, however, are limited by their fundamental policies in the amount and circumstances under which such investments may be made. Each Fund's Board recommends that stockholders approve a change to the Fund's fundamental policies to permit the Fund to invest in the securities of other investment companies to the extent permitted under the 1940 Act, as described below, and make such policy non-fundamental. Non-fundamental policies may be changed by the Fund's Board at any time without stockholder approval.

    Generally, if the changes are approved by stockholders, the Fund would be able to invest its uninvested cash or, if it participated in a securities lending program operated by Mellon Bank, N.A., Dreyfus' parent company, cash collateral received from borrowers of the Fund's portfolio securities, in shares of one or more money market funds advised by Dreyfus as described below


    Under the 1940 Act, a Fund' s investment in the securities of other investment companies, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund' s total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. The Securities and Exchange Commission (the "SEC" ) has granted an Exemptive Order to the Funds and Dreyfus which generally permits each Dreyfus-managed fund to use cash collateral received from borrowers of the fund's portfolio securities, and any other uninvested cash held by the fund, to purchase shares of one or more institutional money market funds advised by Dreyfus in excess of the percentage limitations imposed by the 1940 Act on investments in other investment companies. While granting relief from such limitations for both the investment of cash collateral and other uninvested cash, the Exemptive Order does require that a fund not invest its uninvested cash (monies totally separate and apart from any cash collateral received in connection with the securities lending program) in other investment companies in excess of 25% of its total assets. To obtain a copy of the SEC notice of the request for the Exemptive Order (Investment Company Act Release No. IC-25099 (August 9, 2001) ) or the Exemptive Order (Investment Company Act Release No. 25141 (August 28, 2001)), please e-mail your request to publicinfo@sec.gov, or write to the SEC's Public Reference Section, Washington, DC 20549-0102.


    Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. With respect to the management fees to be earned by Dreyfus in connection with the investment of one fund's uninvested cash, totally separate and apart from the securities lending program, in another Dreyfus fund, Dreyfus will reduce the management fee charged the first fund by the amount of the fee it earns in the second fund. For example, if uninvested cash from a fund where Dreyfus is earning a 0.75% management fee were to be invested in a money market fund where Dreyfus is earning a 0.20% management fee, Dreyfus would reduce its fee charged to the fund on those assets by 0.20%.

    Currently, the Funds may not purchase securities of other investment companies except (a) in the open market where no commissions except the ordinary broker's commissions are paid, which purchases are limted to a maximum of (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund' s net assets in the aggregate, or (b) those received as part of a merger,
sale    of    assets    or    consolidation.

    If approved by the respective Fund' s stockholders, each Fund's current fundamental policy with respect to investing in the securities of other investment companies would be replaced in its entirety with a non-fundamental policy that could be changed by the Fund's Board members at any time without stockholder approval. The non-fundamental policy would read as follows:

    " The Fund may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act."

                                       7
(Page 7)


VOTE REQUIRED AND THE BOARD'S RECOMMENDATION

    With respect to each Fund, approval of this Proposal requires the affirmative vote of (a) 67% of the Fund's outstanding voting securities present at the meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities, whichever is less.

 THE BOARD OF EACH FUND RECOMMENDS THAT STOCKHOLDERS VOTE  "FOR" THE FOREGOING
                                   PROPOSAL.

                            ADDITIONAL INFORMATION

SELECTION OF INDEPENDENT AUDITORS

The 1940 Act requires that each Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund. One of the purposes of the audit committee is to recommend to the Fund' s Board the selection, retention or termination of independent auditors for the Fund. At a meeting held on October 21, 2002 for DSMB and July 22, 2002 for DSM, each Fund's audit committee recommended and each Fund' s Board, including a majority of those Directors who are not "interested persons" of the Fund, approved the selection of Ernst & Young LLP as the independent auditors for the respective Fund's fiscal year ending in 2003. Ernst & Young LLP, a major international accounting firm, has acted as auditors of each Fund since the Fund' s organization. After reviewing the Fund's audited financial statements for the fiscal year ended September 30, 2002 for DSM, and November 30, 2002 for DSMB, each Fund's audit committee recommended to the Fund' s Board that such statements be included in the Fund's annual report to stockholders. Copies of the audit committee' s report for DSM and DSMB are attached as Exhibits D and E, respectively, to this proxy statement.

    AUDIT FEES. For the fiscal year ended September 30, 2002 for DSM and November 30, 2002 for DSMB, Ernst & Young LLP billed DSM $28,900 and DSMB $28,900 for services rendered in connection with the annual audit of each Fund's financial statements. No audit fees were paid directly by Dreyfus or its affiliates to Ernst & Young LLP during such periods.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. For the fiscal year ended September 30, 2002 for DSM and November 30, 2002 for DSMB, no professional services were rendered by Ernst & Young LLP to the Funds relating to financial systems design and implementation services. Ernst & Young LLP did not provide any management consulting services to Dreyfus or its affiliates during such periods.

AUDIT-RELATED FEES. For the fiscal year ended September 30, 2002 for DSM and November 30, 2002 for DSMB, the aggregate fees for audit-related services rendered by Ernst & Young LLP to the Funds amounted to $20,500 for DSM and $20,500 for DSMB. Such services provided were security counts required by the SEC and agreed upon procedures relating to the Funds' APS.

    ALL OTHER FEES. For the fiscal year ended September 30, 2002 for DSM and November 30, 2002 for DSMB, the aggregate fees for professional services rendered by Ernst & Young LLP for all other services provided to the Funds amounted to $2,500 for each Fund relating to the review of each Fund's income tax returns.

For the fiscal years ended September 30, 2002 and November 30, 2002, Dreyfus paid Ernst & Young LLP approximately $75,000 for tax consulting services

    The audit committee for each Fund considered the compatibility of any non-audit services with Ernst & Young LLP's independence.

    A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.


                                       8
(Page 8)

SERVICE PROVIDERS

    Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's investment adviser.

    Mellon Bank, N.A., Dreyfus' parent, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as Custodian for the assets of each Fund. Mellon Bank, N.A., located at 85 Challenger Road, Ridgefield Park, New Jersey 07660, acts as each Fund's Transfer Agent, Dividend-Paying Agent and Registrar.

VOTING INFORMATION


    Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund. In addition to the use of the mails, proxies may be solicited personally or by telephone, and each Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Each Fund has retained Georgeson Shareholder Communications, Inc. ("Georgeson"), 17 State Street, New York, NY 10004, to assist in the solicitation of proxies primarily by contacting stockholders by telephone, which will cost approximately $80,000, such cost to be borne pro rata between the Funds based on the net assets of the Funds. As the meeting date approaches, certain stockholders may receive telephone calls from representatives of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic instructions from stockholders of the Fund. For additional information regarding the proxy or to obtain a replacement proxy card, please contact Georgeson toll-free at (866)801-3357. Authorizations to execute proxies may be obtained by fax, or by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address and social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and to confirm that the stockholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder's solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the Proposals.


    If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, " abstentions" ), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposal 2 or Proposal 3.

    If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve Proposal 2 or Proposal 3 are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to such Proposal. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the Proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, and the nature of any further solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment.

                                 OTHER MATTERS

    Neither Fund's Board is aware of any other matter which may come before the meeting. However, should any such matter with respect to one or both Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

                                       9
(Page 9)


    Proposals that stockholders wish to include in a Fund's proxy statement for the Fund' s next Annual Meeting of Stockholders must be sent to and received by such Fund no later than December 12, 2003 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: General Counsel. The date after which notice of a stockholder proposal is considered untimely, except as otherwise permitted under applicable law, is February 25, 2004.

                      NOTICE TO BANKS, BROKER/DEALERS AND

                      VOTING TRUSTEES AND THEIR NOMINEES

    Please advise, as appropriate, Dreyfus Strategic Municipals, Inc., in care of The Bank of New York, Proxy Department, 101 Barclay Street, New York, New York 10286, or Dreyfus Strategic Municipal Bond Fund, Inc., in care of Bank of Boston, Shareholder Services Division, Proxy Department, P.O. Box 17191/M/S:
45-01-02, Boston, Massachusetts 02105, whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: April 15, 2003

                                      10
(Page 10)


                                   EXHIBIT A

                                    PART I

    Part I sets forth information relevant to the Continuing Directors who are not Nominees for election at this meeting, Board and committee meetings, and share ownership. Unless otherwise indicated, the information set forth herein
applies    to    both    Funds.

CONTINUING CLASS II DIRECTORS WITH TERMS EXPIRING IN 2004 FOR DSMB AND 2005 FOR
                                      DSM

    The following table presents information about the Continuing Directors of the Funds, including their principal occupations and other board memberships and affiliations. In addition to the Continuing Directors listed below, Messrs. DiMartino, Carter and Leone are Class I Continuing Directors of DSM and Messrs. Burke, Mautner and Zuccotti are Class III Continuing Directors of DSMB. The address of each Continuing Director is 200 Park Avenue, New York, New York 10166. Each of the Fund' s Continuing Directors will continue to serve as a Director of the Funds after the meeting.


NAME (AGE) OF CONTINUING DIRECTOR           PRINCIPAL OCCUPATION                   OTHER BOARD MEMBERSHIPS
POSITION WITH FUND (SINCE)                  DURING PAST 5 YEARS                    AND AFFILIATIONS


EHUD HOUMINER  (61)                         Professor and Executive-in-Residence   Avnet Inc., an electronics
CLASS II DIRECTOR OF EACH FUND  (1994)      at the Columbia Business School,       distributor, DIRECTOR
                                            Columbia University                    Super Sol Limited, an
                                            Principal of Lear, Yavitz and          Israeli supermarket chain,
                                            Associates, a management consulting    DIRECTOR
                                            firm

ROBIN A. PRINGLE  (39)                      Senior Vice President of Mentor/        --
CLASS II DIRECTOR OF EACH FUND  (1995)      National Mentoring Partnership,
APS DESIGNEE FOR DSM (2000)                 a national non-profit organization,
APS DESIGNEE FOR DSMB (1999)                that is leading the movement to
                                            Connect America's young people with
                                            Caring adult mentors



The table below indicates the dollar range of each Continuing Director's and Nominee' s ownership of shares of each Fund's Common Stock and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2002.


                                                  DSM                             DSMB              AGGREGATE HOLDING    OF
NAME OF CONTINUING                               COMMON                          COMMON                   FUNDS IN THE
DIRECTOR OR NOMINEE                               STOCK                           STOCK              DREYFUS FAMILY OF FUNDS

Ehud Houminer                                     None                            None                    Over $100,000

Robin A. Pringle                                  None                            None                    $1 - $10,000

Joseph S. DiMartino*                              None                            None                    Over $100,000

Hodding Carter, III*                              None                            None                        None

Richard C. Leone*                           $10,001 - $50,000                 $1 - $10,000                Over $100,000

David W. Burke*                                   None                            None                    Over $100,000

Hans C. Mautner*                                  None                            None                    Over $100,000

John E. Zuccotti*                                 None                            None                        None
--------------------

* Nominee

    As of December 31, 2002, none of the Nominees or Continuing Directors or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.



                                      A-1
(Page A-1)

                     PERTAINING TO THE BOARD OF EACH FUND

    * DSM held six Board meetings, DSMB held five Board meetings and each Fund held five audit committee meetings during its last fiscal year.

    * All Continuing Directors and Nominees attended at least 75% of all Board and committee meetings, as applicable, held in the last fiscal year.

    COMPENSATION TABLE. The aggregate amount of compensation paid to each Continuing Director by DSMB for its fiscal year ended November 30, 2002, and by DSM for its fiscal year ended September 30, 2002, and by all funds in the Dreyfus Family of Funds for which such Director was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Director's total compensation) for the year ended December 31, 2002, was as follows:


                                                                                                      TOTAL
                                                                                                      COMPENSATION
                                                                                                   FROM EACH FUND AND
                                                            AGGREGATE                               FUND COMPLEX
NAME OF CONTINUING                                          COMPENSATION                                 PAID TO
DIRECTOR AND FUND                                          FROM EACH FUND*                      CONTINUING DIRECTOR (**)
Ehud Houminer                                                                                           $84,000 (25)

       DSMB                                                    $5,000

       DSM                                                     $7,000

Robin A. Pringle                                                                                         $40,750 (7)

       DSMB                                                    $5,000

       DSM                                                     $7,000

----------------------

 *Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,701 for DSM and $2,338 for DSMB for all Directors as a group.

**Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Director serves as a Board member.


                                      A-2
(Page A-2)
                                    PART II

    Part II sets forth information relevant to the officers of each Fund.

NAME AND POSITION                               PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS (SINCE)                AGE           EXPERIENCE FOR PAST FIVE YEARS

STEPHEN E. CANTER
President  (2000)                  57           Chairman  of  the  Board, Chief
                                                Executive  Officer  and Chief
                                                Operating Officer of Dreyfus,
                                                and an officer of 94 investment
                                                companies  (comprised  of  186
                                                portfolios)  managed by Dreyfus.
                                                Mr. Canter  also  is  a  Board
                                                Member and, where applicable, and
                                                Executive Committee Member  of
                                                the  other  investment  management
                                                subsidiaries of Mellon Financial
                                                Corporation, each of which is an
                                                affiliate of Dreyfus.

STEPHEN R. BYERS
Executive Vice President (2002)    49           Chief  Investment Officer, Vice
                                                Chairman    and    a  Director
                                                of Dreyfus, and an officer  of
                                                94  investment  companies
                                                (comprised of 188 portfolios)
                                                managed by Dreyfus. Mr. Byers
                                                also is an Officer, Director or
                                                an Executive Committee Member
                                                of   certain  other  investment
                                                management  subsidiaries  of
                                                Mellon  Financial Corporation,
                                                each of which is an affiliate of
                                                Dreyfus.

A. PAUL DISDIER
Executive Vice President  (2000)   47           Director  of  Dreyfus Municipal
                                                Securities  and an officer of 3
                                                investment companies (comprised
                                                of 3 portfolios) managed by Dreyfus.

MARK N. JACOBS
Vice President  (2000)             57           Executive   Vice   President,
                                                Secretary  and  General  Counsel
                                                of  Dreyfus,  and  an officer of
                                                95 investment companies (comprised
                                                of 202 portfolios) managed by Dreyfus.

JAMES WINDELS
Treasurer  (2001)                  45           Director    --    Mutual   Fund
                                                Accounting    of Dreyfus,  and  an
                                                officer of 95 investment companies
                                                (comprised of 202 portfolios) managed
                                                by Dreyfus.

JOHN B. HAMMALIAN
Secretary  (2000)                  39           Associate  General  Counsel  of
                                                Dreyfus,  and an officer of 36 investment
                                                companies (comprised of 43 portfolios)
                                                managed by Dreyfus.

STEVEN F. NEWMAN
Assistant Secretary  (2000)        53           Associate  General  Counsel and
                                                Assistant  Secretary  of  Dreyfus,  and
                                                an  officer  of 95 investment companies
                                                (comprised of 202 portfolios) managed by
                                                Dreyfus.

                                      A-3
(Page A-3)

NAME AND POSITION                               PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS (SINCE)                AGE           EXPERIENCE FOR PAST FIVE YEARS

MICHAEL A. ROSENBERG

Assistant Secretary  (2000)        42           Associate  General  Counsel  of
                                                Dreyfus, and an officer of 93 investment
                                                companies (comprised of 198 portfolios)
                                                managed by Dreyfus.

GREGORY S. GRUBER
Assistant Treasurer  (2000)        44           Senior  Accounting  Manager  --
                                                Municipal  Bond  Funds  of  Dreyfus,  and
                                                an officer of 30 investment companies
                                                (comprised of 59 portfolios) managed by
                                                Dreyfus.

KENNETH J. SANDGREN
Assistant Treasurer  (2001)        48           Mutual  Funds  Tax  Director of
                                                Dreyfus,  and  officer  of 95 investment
                                                Companies (comprised of 201 portfolios)
                                                managed by Dreyfus.

WILLIAM GERMENIS
Anti-Money Laundering Compliance   32           Vice  President  and Anti-Money Laundering
Officer (2002)                                  Compliance  Officer  of Dreyfus Service
                                                Corporation,  a  wholly-owned subsidiary of
                                                Dreyfus, and the Anti-Money Laundering
                                                Compliance  Office  of  90  investment
                                                companies  (comprised of 197 portfolios)
                                                managed  by  Dreyfus.  He  has  been an
                                                employee of Dreyfus Service Corporation
                                                since  October 1998; prior to joing Dreyfus
                                                Service Corporation, he was a Vice President
                                                of Compliance Data Center, Inc.




The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.

                                      A-4
(Page A-4)

                                   PART III

    Part III sets forth information for each Fund regarding the beneficial ownership of its shares as of March 14, 2003 by Nominees, Continuing Directors and officers of the Fund owning shares on such date and by any shareholders owning 5% or more of the Fund's outstanding shares.

    As of March 14, 2003 each Fund's Directors and officers, as a group, owned less than 1% of the Fund's outstanding shares.

    As of March 14, 2003, the following Directors and officers owned shares of Common Stocks of the Funds as indicated below:

                                                                 DSM                                      DSMB
                                                          SHARES OF COMMON                          SHARES OF COMMON
DIRECTORS                                                    STOCK OWNED                               STOCK OWNED
Joseph S. DiMartino                                             2,000                                    16,500

Richard C. Leone                                                2,800                                      700

OFFICERS

Mark N. Jacobs                      48,730                     - 0 -

A. Paul Disdier                     14,000                     4,500


    To each Fund's knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock or the outstanding shares of APS of a Fund on March 14, 2003. Cede & Co. held of record approximately 88% and 90% of the outstanding Common Stock for DSM and DSMB, respectively, and 100% of the outstanding shares of APS of each of DSM and DSMB.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCES

To each Fund's knowledge, all of its officers, Directors and holders of more than 10% of its Common Stock or APS complied with all filing requirements under
Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended September 30, 2002 for DSM and November 30, 2002 for DSMB. In making this disclosure, each Fund has relied solely on written representations of such persons and on copies of reports that have been filed with the Securities and Exchange Commission.


                                      A-5
(Page A-5)

                                   EXHIBIT B

    If Proposal 2 is approved, each Fund would be permitted to enter into swap transactions, as described below.

    Swaps, Interest Rate Locks, Caps, Collars and Floors. Each Fund proposes to enter into interest rate swaps and interest rate locks and purchase and sell interest rate caps, collars and floors. Swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors, may be individually negotiated and include exposure to a variety of different interest rates. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based upon an agreed upon principal amount (referred to as the "notional principal amount" ). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Swap agreements can take many forms and are known by a variety of names.

    In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

In a typical interest rate lock transaction, if Party A desires to lock in a particular interest rate on a given date it may enter into an agreement to pay, or receive a payment from, Party B based on the yield of a reference index or security, such as a Treasury Bond. At the maturity of the term of the agreement, one party makes a payment to the other party as determined by the relative change in the yield of the reference security or index. An interest rate lock transaction may be terminated prior to its stated maturity date by calculating the payment due as of the termination date, which generally differs from the make-whole provisions for an early termination of an interest rate swap transaction in which the party terminating the swap early is required to give its counterparty the economic benefit of the transaction.

    Each Fund would set aside cash or permissible liquid assets to cover its current obligations under swap transactions. If a Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments) , the Fund would maintain cash or permissible liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund were to enter into a swap agreement on other than a net basis, enter into an interest rate lock agreement or write a cap, collar or floor, it would maintain cash or permissible liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

    The most important factor in the performance of a swap agreement would be the change in the specific interest rate or other factor(s) that determine the amounts of payments due to and from a Fund. If a swap agreement called for payments by a Fund, the Fund would have to be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses

    The Funds would enter into interest rate swaps, interest rate locks, caps, collars and floors only with banks and recognized securities dealers believed by Dreyfus to present minimal credit risks. If there were a default by the other party to such transaction the Fund would have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

    Depending on the circumstances, gains from a swap transaction will be treated either as ordinary income or as short- or long-term capital gains. The Fund currently intends to enter into swap transactions on a "forward settlement" basis (settlement set out several months) and to close-out such transactions before the settlement date. This methodology should result in there being no exchange of income and, therefore, no taxable income to report. Any principal gain or loss at settlement would be a capital gain or loss.


                                      B-1
(Page B-1)
                                   EXHIBIT C

                            AUDIT COMMITTEE CHARTER

                  DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

                      DREYFUS STRATEGIC MUNICIPALS, INC.

                               (each, a "Fund")

1. The Audit Committee shall consist of at least three members and shall be composed entirely of independent directors, all of whom shall be financially literate as determined by the Fund's Board in its business judgment, with at least one member having accounting or related financial management expertise as determined by the Fund's Board in its business judgment.

2.    The purposes of the Audit Committee are:

      (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

      (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

      (c) to act as a liaison between the Fund's independent auditors and the full Board of Directors.

      The function of the Audit Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board). In addition, the evaluation of the Fund's financial statements by the Audit Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent accountants, nor does the Audit Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the independent accountants for auditing, the financial statements.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

      (a) to recommend the selection, retention or termination of outside auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Fund's investment adviser (it being understood that the auditors are ultimately accountable to the Audit Committee and the Fund's Board and that the Audit Committee and the Fund's Board shall have the ultimate authority and responsibility to select, evaluate, retain and terminate auditors, subject to any required stockholder vote);

      (b) to ensure receipt of a formal written statement from the outside auditors on a periodic basis specifically delineating all relationships between the auditors and the Fund; to discuss with the auditors any disclosed relationships or services that may impact the auditors' objectivity and independence; and to recommend that the Fund's Board take appropriate action in response to the auditors' report to satisfy itself of the auditors' independence;

                                      C-1
(Page C-1)


      (c) to meet with the Fund's outside auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); and (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto

      (d) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the outside auditors;

      (e) to review the fees charged by the outside auditors for audit and non-audit services; and

      (f) to report its activities to the full Board on a periodic basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet at least once annually and is empowered to hold special meetings as circumstances require.

5. The Committee shall regularly meet (typically, concurrently with the regular Committee meetings) with the Fund's management.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board shall also review and approve this Charter at least annually.

8. With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Fund shall provide the New York Stock Exchange written confirmation regarding:

 (1) any determination that the Fund's Board has made regarding the independence of directors pursuant to the New York Stock Exchange's governance standards or applicable law;

 (2)  the financial literacy of the Committee members;

 (3) the determination that at least one of the Committee members has accounting or related financial management expertise; and

 (4) the annual review and reassessment of the adequacy of the Committee charter




Effective: June 1, 2000

As Amended, July 22, 2002


                                      C-2
(Page c-2)
                                   EXHIBIT D


Dreyfus Strategic Municipals, Inc.

                                                              November 22, 2002

REPORT OF THE AUDIT COMMITTEE


The audit committee oversees the Fund's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Fund including the auditor's letter and the matters in the written disclosures required by the Independence Standards Board and
considered   the   compatibility  of  non-audit  services  with  the  auditors'
independence.

The committee discussed with the Fund's independent auditors the overall scope and plans for the audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of
the    Fund's financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended September 30, 2002. The committee and the board also have approved the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending September 30, 2003.


Richard C. Leone,  Audit  Committee  Chair         Ehud Houminer,  Audit  Committee Member
David W. Burke, Audit Committee Member             Hans C. Mautner, Audit Committee Member
Hodding Carter, III, Audit Committee Member        Robin A. Pringle, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member        John E. Zuccotti, Audit Committee Member

                                      D-1
(Page D-1)
                                   EXHIBIT E



Dreyfus Strategic Municipal Bond Fund, Inc.

                                                               January 21, 2003

REPORT OF THE AUDIT COMMITTEE


The audit committee oversees the Fund's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Fundy's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Fund including the auditor's letter and the matters in the written disclosures required by the Independence Standards Board and
considered   the   compatibility  of  non-audit  services  with  the  auditors'
independence.

The committee discussed with the Fund's independent auditors the overall scope and plans for the audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended November 30, 2002. The committee and the board also have approved the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending November 30, 2003.


Richard C. Leone,  Audit Committee Chair           Ehud Houminer,  Audit  Committee Member
David W. Burke, Audit Committee Member             Hans C. Mautner, Audit Committee Member
Hodding Carter, III, Audit Committee Member        Robin A. Pringle, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member        John E. Zuccotti, Audit Committee Member

                                      E-1


(Page E-1)


                                    IMPORTANT


         Please Act Promptly
         Sign, Date and Mail your Proxy Card(s) Today.

         No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum.

         Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

         Thank you for your interest in the Fund.




                       DREYFUS STRATEGIC MUNICIPALS, INC.

                         AUCTION PREFERRED STOCKHOLDERS


The undersigned stockholder of Dreyfus Strategic Municipals, Inc. (the "Fund") hereby appoints Robert R. Mullery and Emile R. Molineaux, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 14, 2003 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, May 16, 2003; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

...............................................................................
                                                FOLD AND DETACH HERE


Please mark Boxes in blue or black ink.

1.       Election of Directors

___ FOR ALL Nominees listed below (except as marked to the contrary)
___ WITHHOLD Authority For All Nominees listed below

Nominees are:
Class III - David W. Burke, Hans C. Mautner and John E. Zuccotti

WITHHELD FOR (write name of nominee(s) in space provided below)

------------------------------------------------------------------------

2. To approve a change to the fundamental investment policies and investment restrictions of the Fund to permit the Fund to engage in additional investment techniques:
     FOR                   AGAINST                   ABSTAIN
     [_]                            [_]                                 [_]

3. To approve a change to the fundamental investment policies and investment restrictions of the Fund to expand the Fund's ability to invest in other investment companies:
     FOR                   AGAINST                   ABSTAIN
     [_]                            [_]                                 [_]

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

 THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:____________________________, 2003

---------------------------------
Signature(s)
---------------------------------
Signature(s)

Sign, Date and return the Proxy Card Promptly using the Enclosed Envelope




                                    IMPORTANT


         Please Act Promptly
         Sign, Date and Mail your Proxy Card(s) Today.

         No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum.

         Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

         Thank you for your interest in the Fund.

                       DREYFUS STRATEGIC MUNICIPALS, INC.

                               COMMON STOCKHOLDERS

The undersigned stockholder of Dreyfus Strategic Municipals, Inc. (the "Fund") hereby appoints Robert R. Mullery and Emile R. Molineaux, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 14, 2003 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, May 16, 2003; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

.................................................................................
                                                FOLD AND DETACH HERE




Please mark Boxes in blue or black ink.

1.         Election of Directors

___ FOR ALL Nominees listed below (except as marked to the contrary)
___ WITHHOLD Authority For All Nominees listed below

Nominees are:
Class III - David W. Burke and Hans C. Mautner

WITHHELD FOR (write name of nominee(s) in space provided below)

 ------------------------------------------------------------------------

2. To approve a change to the fundamental investment policies and investment restrictions of the Fund to permit the Fund to engage in additional investment techniques:
     FOR                   AGAINST                   ABSTAIN
     [_]                            [_]                                 [_]

3. To approve a change to the fundamental investment policies and investment restrictions of the Fund to expand the Fund's ability to invest in other investment companies:
     FOR                   AGAINST                   ABSTAIN
     [_]                            [_]                                 [_]

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

 THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:____________________________, 2003

---------------------------------
Signature(s)
---------------------------------
Signature(s)

Sign, Date and return the Proxy Card Promptly using the Enclosed Envelope